UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328-3473
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:     770-829-8234

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2012, the Company's Board of Directors adopted the Fifth Amended and Restated Bylaws of the Company, which became effective immediately upon their adoption by the Board. The Fifth Amended and Restated Bylaws include amendments, the most material of which are generally described below.

•	Article II, Section 2.02 clarifies the business that may be conducted at a special meeting of the shareholders of the Company and who may call such a meeting.

•	Article II, Section 2.04 enhances provisions regarding the notice procedures for special and annual meetings.

•
Article II, Section 2.05 provides for additional procedures relating to shareholder proposals and director nominations, including a description of the specific information that must be submitted in connection with such a proposal or nomination and the timing and notice requirements.

•	Article II, Section 2.10, 2.11, and 2.12 clarifies and enhances provisions relating to voting, proxies, and the conduct of shareholder meetings.

•	Article III, Section 3.01 provides a clarification regarding the general powers of the Board of Directors.

•	Article III, Section 3.02 provides an administrative update to the provisions relating to the classes of directors.

•	Article IV, Section 4.01 provides a clarification as to the timing of the Board of Director meetings which are held the same day as shareholder meetings.

•
Article V, Section 5.01 provides more comprehensive provisions regarding the manner of notice to shareholders by clarifying that notice may be in writing or oral (if reasonable under the circumstances) and that electronic transmission shall be considered as written notice and by providing clarification regarding the class of mail required for mailed notices.

•	Article V, 5.02 provides that shareholders may waive notices in writing or by electronic transmission.

•	Article VI, Section 6.07 and Section 6.08 have been modified to remove a reference to a Chief Operating Officer and to clarify certain duties of the Secretary.

•	Article VII, Section 7.02 and Section 7.04 updates and otherwise enhances provisions relating to the transfer, replacement, and registration of both certificated and uncertificated shares.

•	Article VII, Section 7.07 clarifies the record date for determining shareholders entitled to vote at an annual or special meeting.

•	Article IX, Section 9.05 clarifies the timing of certain indemnification obligations of the Company.

•	Article XIII provides for emergency bylaws that would be instituted in the event of a catastrophic event preventing a quorum of the Board of Directors or a committee thereof from assembling.

The preceding summary of the amendments to the Fifth Amended and Restated Bylaws is subject to and qualified in its entirety by reference to the full text of such document, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

3.1	FIFTH AMENDED AND RESTATED BYLAWS OF GLOBAL PAYMENTS INC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Payments Inc.
(Registrant)

Date: January 26, 2012	By: /s/ David E. Mangum
David E. Mangum
Chief Financial Officer